UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2006

BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (405) 270-1086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

The following unaudited financial information is being provided as of the filing date of this Report, pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.

BANCFIRST CORPORATION

CONSOLIDATED BALANCE SHEET

(Unaudited)

(Dollars in thousands, except per share data)

	December 31,
	2005	2004
ASSETS
Cash and due from banks	$188,614	$100,564
Interest-bearing deposits with banks	15,756	15,643
Federal funds sold	86,050	130,000
Securities (market value: $456,469 and $561,242, respectively)	456,222	560,234
Loans:
Total loans (net of unearned interest)	2,317,426	2,093,515
Allowance for loan losses	(27,517)	(25,746)

Loans, net	2,289,909	2,067,769
Premises and equipment, net	72,857	68,643
Other real estate owned	1,636	2,035
Intangible assets, net	7,063	6,203
Goodwill	31,460	30,046
Accrued interest receivable	21,345	18,723
Other assets	52,118	47,117

Total assets	$3,223,030	$3,046,977

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$895,657	$807,474
Interest-bearing	1,908,862	1,849,960

Total deposits	2,804,519	2,657,434
Short-term borrowings	37,176	27,707
Accrued interest payable	5,466	3,884
Other liabilities	16,351	18,542
Long-term borrowings	4,118	7,815
Junior subordinated debentures	51,804	51,804
Minority interest	1,247	2,294

Total liabilities	2,920,681	2,769,480

Commitments and contingent liabilities
Stockholders’ equity:
Senior preferred stock, $1.00 par; 10,000,000 shares authorized; none issued	—	—
Cumulative preferred stock, $5.00 par; 900,000 shares authorized; none issued	—	—
Common stock, $1.00 par; 20,000,000 shares authorized; shares issued and outstanding: 7,818,585 and 7,840,796, respectively	7,819	7,841
Capital surplus	65,082	63,054
Retained earnings	232,416	203,450
Accumulated other comprehensive income, net of income tax of $(1,600) and $1,187, respectively	(2,968)	3,152

Total stockholders’ equity	302,349	277,497

Total liabilities and stockholders’ equity	$3,223,030	$3,046,977

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
INTEREST INCOME
Loans, including fees	$40,914	$31,705	$148,567	$119,294
Securities:
Taxable	4,437	5,483	19,949	21,144
Tax-exempt	344	343	1,329	1,455
Federal funds sold	472	910	1,381	2,798
Interest-bearing deposits with banks	123	50	480	74

Total interest income	46,290	38,491	171,706	144,765

INTEREST EXPENSE
Deposits	11,034	5,993	34,368	22,528
Short-term borrowings	310	120	1,130	332
Long-term borrowings	67	120	344	548
Junior subordinated debentures	1,103	1,103	4,413	4,111

Total interest expense	12,514	7,336	40,255	27,519

Net interest income	33,776	31,155	131,451	117,246
Provision for loan losses	1,640	899	4,607	2,699

Net interest income after provision for loan losses	32,136	30,256	126,844	114,547

NONINTEREST INCOME
Trust revenue	1,246	1,211	4,856	4,490
Service charges on deposits	6,893	6,514	27,573	27,063
Securities transactions	114	(90)	196	(236)
Income from sales of loans	618	636	2,271	1,753
Insurance commissions and premiums	1,298	1,525	6,825	4,654
Other	3,116	5,162	12,563	14,131

Total noninterest income	13,285	14,958	54,284	51,855

NONINTEREST EXPENSE
Salaries and employee benefits	15,607	15,779	64,544	63,216
Occupancy and fixed assets expense, net	1,992	1,634	7,218	6,488
Depreciation	1,889	1,648	6,596	6,128
Amortization of intangibles assets	209	307	814	831
Data processing services	645	623	2,463	2,493
Net expense from other real estate owned	116	171	279	524
Marketing and business promotions	1,467	937	4,720	3,382
Other	6,572	6,663	30,531	25,682

Total noninterest expense	28,497	27,762	117,165	108,744

Income before taxes	16,924	17,452	63,963	57,658
Income tax expense	(5,392)	(6,418)	(21,128)	(20,482)

Net income	11,532	11,034	42,835	37,176
Other comprehensive income, net of tax:
Unrealized losses on securities	(1,358)	(2,509)	(6,247)	(6,839)
Reclassification adjustment for losses in net income	74	58	127	154

Comprehensive income	$10,248	$8,583	$36,715	$30,491

NET INCOME PER COMMON SHARE
Basic	$1.48	$1.41	$5.48	$4.75

Diluted	$1.44	$1.38	$5.36	$4.65

The accompanying notes are an integral part of these consolidated financial statements.

BANCFIRST CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Dollars in thousands, except per share data)

(1)	GENERAL

The accompanying consolidated financial statements include the accounts of BancFirst Corporation, Century Life Assurance Company, Council Oak Partners, LLC, Wilcox & Jones, Inc., Park State Bank, and BancFirst and its subsidiaries (the “Company”). The operating subsidiaries of BancFirst are Council Oak Investment Corporation, Citibanc Insurance Agency, Inc., BancFirst Agency, Inc., BancFirst Community Development Corporation, Lenders Collection Corporation and PremierSource, LLC. Three other operating subsidiaries of BancFirst, Mojave Asset Management Company, Desert Asset Management Company, and Delamar Asset Management Limited Partnership, were liquidated and dissolved in August 2004. One other operating subsidiary of BancFirst, Express Financial Corporation, was liquidated and dissolved in December 2004. All significant intercompany accounts and transactions have been eliminated. Assets held in a fiduciary or agency capacity are not assets of the Company and, accordingly, are not included in the consolidated financial statements.

The unaudited interim financial statements contained herein reflect all adjustments which are, in the opinion of management, necessary to provide a fair statement of the financial position and results of operations of the Company for the interim periods presented. All such adjustments are of a normal and recurring nature. There have been no significant changes in the accounting policies of the Company since December 31, 2004, the date of the most recent annual report. Certain amounts in the 2004 financial statements have been reclassified to conform to the 2005 presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States inherently involves the use of estimates and assumptions that affect the amounts reported in the financial statements and the related disclosures. These estimates relate principally to the determination of the allowance for loan losses, income taxes and the fair values of financial instruments. Such estimates and assumptions may change over time and actual amounts realized may differ from those reported.

(2)	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” (“FIN 46”) which provides guidance for determining when an entity should consolidate another entity that meets the definition of a variable interest entity. Special purpose entities and other types of entities are assessed for consolidation under this new guidance. FIN 46 requires a variable interest entity to be consolidated if the company will absorb a majority of the expected losses, will receive a majority of the expected residual returns, or both. FIN 46 is effective immediately for interests in variable interest entities acquired after January 31, 2003. It applied in the first interim period after June 15, 2003 to interests in variable interest entities acquired before February 1, 2003. As of October 9, 2003, the FASB deferred compliance with FIN 46 from July 1, 2003 to the first period ending after December 15, 2003 for variable interest entities created prior to February 1, 2003. However, the Company adopted FIN 46 on July 1, 2003, as originally issued, and de-consolidated BFC Capital Trust I. In December 2003, the FASB issued a revision of FIN 46 (“Revised FIN 46”) that codified the proposed modifications and other decisions previously issued through certain FASB Staff Positions, made other revisions, and superseded the original FIN 46. The effect of this de-consolidation was to remove the $25,000 of 9.65% Capital Securities and the related interest expense from the Company’s consolidated financial statements, and instead report the $25,000 of Junior Subordinated Debentures issued by BancFirst Corporation to the Trust, and the related interest expense thereon. In March 2005, the Federal Reserve Board adopted a final rule that allows the continued limited inclusion of trust preferred securities in the Tier 1 capital of bank holding companies.

In December 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” SOP 03-3 requires acquired loans, including debt securities, to be recorded at the amount of the purchaser’s initial investment and prohibits carrying over valuation allowances from the seller for those individually-evaluated loans that have evidence of deterioration in credit quality since origination, and it is probable all contractual cash flows on the loan will be unable to be collected. SOP 03-3 also requires the excess of all undiscounted cash flows expected to be collected at acquisition over the purchaser’s initial investment to be recognized as interest income on level-yield basis over the life of the loan. Subsequent increases in cash flows expected to be collected are recognized prospectively through an adjustment of the loan’s yield over its remaining life, while subsequent decreases are recognized as impairment. Loans carried at fair value, mortgage loans held for sale, and loans to borrowers in good standing under revolving credit agreements are excluded from the scope of SOP 03-3. The guidance is effective for loans acquired in fiscal years beginning after December 15, 2004. The adoption of this standard is not expected to have a material effect on the Company’s consolidated financial statements.

In March 2004, the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) released Issue 03-01, “Meaning of Other Than Temporary Impairment,” which addressed other-than-temporary impairment for certain debt and equity investments. The recognition and measurement requirements of Issue 03-01, and other disclosure requirements not already implemented, were effective for periods beginning after June 15, 2004. In September 2004, the FASB staff issued FASB Staff Position (FSP) 03-1-a, which delayed the effective date for certain measurement and recognition guidance contained in Issue 03-01. The FSP requires the application of pre-existing other-than-temporary guidance during the period of delay until a final consensus is reached. In July 2005, the FASB decided to retain the accounting for certain debt securities and will not make the changes proposed in FSP 03-1-a but will issue a final FSP codifying the existing accounting guidance rather than changing the accounting. In November 2005, the FASB issued FSP 115-1 and 124-1 which addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. The FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The FSP amends FASB Statements No. 115 “Accounting for Certain Investments in Debt and Equity Securities”, and No. 124 “Accounting for Certain Investments Held by Not-for-Profit Organizations”, and APB Opinion No. 18 “the Equity Method of Accounting for Investments in Common Stock”.

In December 2004, the FASB revised FAS 123, “Accounting for Stock-Based Compensation” (FAS 123R). FAS 123R establishes accounting requirements for share-based compensation to employees and carries forward prior guidance on accounting for awards to nonemployees. This statement applies to all awards granted after the required effective date and to awards modified, repurchased or cancelled after that date. The cumulative effect of initially applying this statement, if any, is recognized as of the required effective date. This statement requires a public entity to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). The grant-date fair value of employee share options and similar instruments will be estimated using option-pricing models adjusted for the unique characteristics of those instruments. If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification. As of the required effective date, all public entities that used the fair-value based method for either recognition or disclosure under FAS No. 123 will apply this statement using a modified version of prospective application. Under that transition method, compensation cost is recognized on or after the required effective date for the portion of outstanding awards for which the requisite service has not yet been rendered, based on the grant-date fair value of those awards calculated under FAS No. 123 for either recognition or pro forma disclosures. For periods prior to the required effective date, those entities may elect to apply a modified version of retrospective application under which financial statements for prior periods are adjusted on a basis consistent with the pro forma disclosures required for those periods by FAS No. 123. Adoption of FAS No. 123(R) is required for public entities as of the beginning of the first fiscal year beginning after June 15, 2005. The Company will adopt this new standard effective January 1, 2006. The adoption of this standard is not expected to have a material effect on the Company’s consolidated financial statements.

In May 2005, the FASB issued FAS No. 154, “Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3”. The provisions of this statement will be effective for accounting changes made in fiscal years beginning after December 15, 2005. FAS 154 requires the retrospective application for voluntary changes in accounting principles unless it is impracticable to do so, replacing the current requirement to recognize the voluntary changes in the current period of the change by including in net income the cumulative effect of changing to the new accounting principle. The Company will adopt this new standard effective January 1, 2006. The adoption of this standard is not expected to have a material effect on the Company’s consolidated financial statements.

(3)	RECENT DEVELOPMENTS; MERGERS, ACQUISITIONS AND DISPOSALS

In January 2004, BancFirst Corporation established BFC Capital Trust II (“BFC II”), a trust formed under the Delaware Business Trust Act. BancFirst Corporation owns all of the common securities of BFC II. In February 2004, BFC II issued $25,000 of aggregate liquidation amount of 7.20% Cumulative Trust Preferred Securities (the “Trust Preferred Securities”) to other investors. In March 2004, BFC II issued an additional $1,000 in Trust Preferred Securities through the execution of an over-allotment option. The proceeds from the sale of the Trust Preferred Securities and the common securities of BFC II were invested in $26,804 of 7.20% Junior Subordinated Debentures of BancFirst Corporation. Interest payments on the 7.20% Junior Subordinated Debentures are payable January 15, April 15, July 15 and October 15 of each year. Such interest payments may be deferred for up to twenty consecutive quarters. The stated maturity date of the 7.20% Junior Subordinated Debentures is March 31, 2034, but they are subject to mandatory redemption pursuant to optional prepayment terms. The Trust Preferred Securities represent an undivided interest in the 7.20% Junior Subordinated Debentures, are guaranteed by BancFirst Corporation, and currently qualify as Tier 1 regulatory capital but could potentially be excluded in the future as discussed in note (2). During any deferral period or during any event of default, BancFirst Corporation may not declare or pay any dividends on any of its capital stock.

In October 2004, the Company completed the acquisition of Wilcox & Jones, Inc., an independent insurance agency headquartered in Tulsa, Oklahoma for $4.8 million. As a result of the acquisition, Wilcox & Jones was merged into the Company and became a wholly-owned subsidiary of BancFirst Corporation. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition will be included in the Company’s consolidated financial statements from the date of the acquisition forward.

In October 2004, the Company sold a minority interest it owned in a community bank and recognized a gain of approximately $2.4 million.

In September 2005, the Company organized a Community Development Entity known as BancFirst Community Development Corporation and funded the entity with $10,000 of equity. The entity was organized to apply for an allocation of New Market Tax Credits designed to assist in the development of communities in accordance with the guidelines established for Community Development Entities. The Company is currently waiting for a determination of funds to be allocated which is expected to occur in April of 2006.

In December 2005, BancFirst Corporation completed the acquisition of Park State Bank (Park State), Nicoma Park, Oklahoma for cash of $10,990. Park State Bank had total assets of approximately $44,000. As a result of the acquisition, Park State was merged into BancFirst Corporation and became a subsidiary of BancFirst Corporation. The acquisition was accounted for as a purchase. Accordingly, the effects of the acquisition are included in the Company’s consolidated financial statements from the date of the acquisition forward. The acquisition did not have a material effect on the results of operations of the Company for 2005.

On January 26, 2006, the Company announced that its Board of Directors approved a 2-for-1 stock split of the Company’s common stock effected in the form of a stock dividend. The stock will be payable March 1st to the shareholders of record as of February 16, 2006. Stockholders will receive one additional share for each share held on that date. The effect of the stock split is not reflected in the per-share data presented in this report.

(4)	SECURITIES

The table below summarizes securities held for investment and securities available for sale.

	December 31,
	2005	2004
Held for investment at cost (market value: $30,781 and $33,168, respectively)	$30,534	$2,160
Available for sale, at market value	425,688	528,074

Total	$456,222	$560,234

(5)	LOANS AND ALLOWANCE FOR LOAN LOSSES

The following is a schedule of loans outstanding by category:

	December 31,
	2005		2004
	Amount	Percent	Amount	Percent
Commercial and industrial	$514,011	22.18%	$382,438	18.27%
Agriculture	88,472	3.82	93,691	4.48
State and political subdivisions:
Taxable	2,919	0.13	3,093	0.15
Tax-exempt	11,785	0.51	15,822	0.76
Real Estate:
Construction	215,965	9.32	152,402	7.28
Farmland	82,216	3.55	83,887	4.01
One to four family residences	512,513	22.11	502,015	23.98
Multifamily residential properties	10,640	0.46	11,987	0.57
Commercial	568,542	24.53	544,370	26.00
Consumer	276,374	11.93	273,548	13.07
Other	33,989	1.46	30,262	1.43

Total loans	$2,317,426	100.00%	$2,093,515	100.00%

Loans held for sale (included above)	$4,548		$9,066

The Company’s loans are mostly to customers within Oklahoma and over half of the loans are secured by real estate. Credit risk on loans is managed through limits on amounts loaned to individual borrowers, underwriting standards and loan monitoring procedures. The amounts and types of collateral obtained to secure loans are based upon the Company’s underwriting standards and management’s credit evaluation. Collateral varies, but may include real estate, equipment, accounts receivable, inventory, livestock and securities. The Company’s interest in collateral is secured through filing mortgages and liens, and in some cases, by possession of the collateral. The amount of estimated loss due to credit risk in the Company’s loan portfolio is provided for in the allowance for loan losses. The amount of the allowance required to provide for all existing losses in the loan portfolio is an estimate based upon evaluations of loans, appraisals of collateral and other estimates which are subject to rapid change due to changing economic conditions and the economic prospects of borrowers. It is reasonably possible that a material change could occur in the estimated allowance for loan losses in the near term.

Changes in the allowance for loan losses are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Balance at beginning of period	$26,866	$25,568	$25,746	$26,148

Charge-offs	(1,429)	(937)	(3,844)	(4,179)
Recoveries	139	216	707	1,078

Net charge-offs	(1,290)	(721)	(3,137)	(3,101)

Provisions charged to operations	1,640	899	4,607	2,699
Additions from acquisitions	301	—	301	—

Total additions	1,941	899	4,908	2,699

Balance at end of period	$27,517	$25,746	$27,517	$25,746

The net charge-offs by category are summarized as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Commercial, financial and other	$485	$339	$1,113	$1,370
Real estate – construction	95	—	88	(7)
Real estate – mortgage	240	157	856	754
Consumer	470	225	1,080	984

Total	$1,290	$721	$3,137	$3,101

(6)	NONPERFORMING AND RESTRUCTURED ASSETS

Below is a summary of nonperforming and restructured assets:

	December 31,
	2005	2004
Past due over 90 days and still accruing	$1,455	$3,149
Nonaccrual	7,344	8,688
Restructured	581	362

Total nonperforming and restructured loans	9,380	12,199
Other real estate owned and repossessed assets	2,262	2,513

Total nonperforming and restructured assets	$11,642	$14,712

Nonperforming and restructured loans to total loans	0.40%	0.58%

Nonperforming and restructured assets to total assets	0.36%	0.48%

(7)	CAPITAL

The Company is subject to risk-based capital guidelines issued by the Board of Governors of the Federal Reserve System. These guidelines are used to evaluate capital adequacy and involve both quantitative and qualitative evaluations of the Company’s assets, liabilities, and certain off-balance-sheet items calculated under regulatory practices. Failure to meet the minimum capital requirements can initiate certain mandatory or discretionary actions by the regulatory agencies that could have a direct material effect on the Company’s financial statements. The required minimums and the Company’s respective ratios are shown below.

	Minimum Required	December 31,
		2005	2004
Tier 1 capital		$321,169	$293,650
Total capital		$348,994	$319,791
Risk-adjusted assets		$2,556,389	$2,304,018
Leverage ratio	3.00%	10.08%	9.75%
Tier 1 capital ratio	4.00%	12.56%	12.75%
Total capital ratio	8.00%	13.65%	13.88%

To be “well capitalized” under federal bank regulatory agency definitions, a depository institution must have a Tier 1 Ratio of at least 6%, a combined Tier 1 and Tier 2 Ratio of at least 10%, and a Leverage Ratio of at least 5%. As of December 31, 2005 and 2004, the Company was considered to be “well capitalized”. There are no conditions or events since the most recent notification of the Company’s capital category that management believes would change its category.

(8)	STOCK REPURCHASE PLAN

In November 1999, the Company adopted a new Stock Repurchase Program (the “SRP”) authorizing management to repurchase up to 300,000 shares of the Company’s common stock. The SRP was amended in May 2001 to increase the number of shares authorized to be purchased by 277,916 shares and was amended again in August 2002 to increase the number of shares authorized to be purchased by 182,265 shares. The SRP may be used as a means to increase earnings per share and return on equity, to purchase treasury stock for the exercise of stock options or for distributions under the Deferred Stock Compensation Plan, to provide liquidity for optionees to dispose of stock from exercises of their stock options, and to provide liquidity for shareholders wishing to sell their stock. The timing, price and amount of stock repurchases under the SRP may be determined by management and must be approved by the Company’s Executive Committee. At December 31, 2005 there were 143,026 shares remaining that could be repurchased under the SRP. Below is a summary of the shares repurchased under the program.

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Number of shares repurchased	—	—	65,100	41,500
Average price of shares repurchased	$—	$—	$70.36	$56.85

(9)	COMPREHENSIVE INCOME

The only component of comprehensive income reported by the Company is the unrealized gain or loss on securities available for sale. The amount of this unrealized gain or loss, net of tax, has been presented in the statement of income for each period as a component of other comprehensive income. Below is a summary of the tax effects of this unrealized gain or loss.

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Unrealized loss during the period:
Before-tax amount	$(2,098)	$(3,928)	$(9,103)	$(10,828)
Tax (expense) benefit	740	1,419	2,856	3,989

Net-of-tax amount	$(1,358)	$(2,509)	$(6,247)	$(6,839)

The amount of unrealized gain or loss included in accumulated other comprehensive income is summarized below.

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Unrealized gain (loss) on securities:
Beginning balance	$(1,684)	$5,603	$3,152	$9,837
Current period change	(1,358)	(2,509)	(6,247)	(6,839)
Reclassification adjustment for (gains) losses included in net income	74	58	127	154

Ending balance	$(2,968)	$3,152	$(2,968)	$3,152

(10)	NET INCOME PER COMMON SHARE

Basic and diluted net income per common share are calculated as follows:

	Income (Numerator)	Shares (Denominator)	Per Share Amount
Three Months Ended December 31, 2005
Basic
Income available to common stockholders	$11,534	7,817,192	$1.48

Effect of stock options	—	188,085

Diluted
Income available to common stockholders plus assumed exercises of stock options	$11,534	8,005,277	$1.44

Three Months Ended December 31, 2004
Basic
Income available to common stockholders	$11,034	7,835,094	$1.41

Effect of stock options	—	184,315

Diluted
Income available to common stockholders plus assumed exercises of stock options	$11,034	8,019,409	$1.38

Year Ended December 31, 2005
Basic
Income available to common stockholders	$42,835	7,810,632	$5.48

Effect of stock options	—	187,476

Diluted
Income available to common stockholders plus assumed exercises of stock options	$42,835	7,998,109	$5.36

Year Ended December 31, 2004
Basic
Income available to common stockholders	$37,176	7,830,513	$4.75

Effect of stock options	—	165,023

Diluted
Income available to common stockholders plus assumed exercises of stock options	$37,176	7,995,536	$4.65

Below is the number and average exercise prices of options that were excluded from the computation of diluted net income per share for each period because the options’ exercise prices were greater than the average market price of the common shares.

	Shares	Average Exercise Price
Three Months Ended December 31, 2005	—	$—
Three Months Ended December 31, 2004	—	$—
Year Ended December 31, 2005	—	$—
Year Ended December 31, 2004	5,186	$64.53

BANCFIRST CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(Unaudited)

(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Per Common Share Data
Net income – basic	$1.48	$1.41	$5.48	$4.75
Net income – diluted	1.44	1.38	5.36	4.65
Cash dividends	0.32	0.28	1.20	1.06
Performance Data
Return on average assets	1.45%	1.43%	1.39%	1.22%
Return on average stockholders’ equity	15.34	15.90	14.80	13.83
Cash dividend payout ratio	21.62	19.86	21.90	22.32
Net interest spread	4.00	4.02	4.13	3.89
Net interest margin	4.77	4.48	4.76	4.29
Efficiency ratio	60.55	60.20	63.08	64.31
Net charge-offs total loans	0.22	0.14	0.14	0.16

	December 31,
	2005	2004
Balance Sheet Data
Book value per share	$38.67	$35.39
Tangible book value per share	33.74	30.77
Average loans to deposits (year-to-date)	82.43%	74.47%
Average earning assets to total assets (year-to-date)	90.19	91.02
Average stockholders’ equity to average assets (year-to-date)	9.37	8.85
Asset Quality Ratios
Nonperforming and restructured loans to total loans	0.40%	0.58%
Nonperforming and restructured assets to total assets	0.36	0.48
Allowance for loan losses to total loans	1.19	1.23
Allowance for loan losses to nonperforming and restructured loans	293.36	211.05

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Three Months Ended December 31,
	2005			2004
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$2,298,107	$41,025	7.08%	$2,047,852	$31,836	6.18%
Securities – taxable	438,970	4,437	4.01	524,211	5,483	4.16
Securities – tax exempt	34,590	529	6.07	34,256	527	6.12
Federal funds sold	62,984	595	3.75	189,593	960	2.01

Total earning assets	2,834,651	46,586	6.52	2,795,912	38,806	5.52

Nonearning assets:
Cash and due from banks	160,121			132,655
Interest receivable and other assets	184,015			170,267
Allowance for loan losses	(26,975)			(25,586)

Total nonearning assets	317,161			277,336

Total assets	$3,151,812			$3,073,248

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$423,679	$673	0.63%	$432,721	332	0.31%
Savings deposits	760,628	4,953	2.58	729,393	2,251	1.23
Time deposits	692,871	5,408	3.10	693,480	3,410	1.96
Short-term borrowings	33,245	310	3.70	27,463	120	1.74
Long-term borrowings	4,362	67	6.09	8,075	120	5.91
Junior subordinated debentures	51,804	1,103	8.45	51,804	1,103	8.47

Total interest-bearing liabilities	1,966,589	12,514	2.52	1,942,936	7,336	1.50

Interest-free funds:
Noninterest-bearing deposits	861,670			828,777
Interest payable and other liabilities	25,225			25,453
Stockholders’ equity	298,328			276,082

Total interest-free funds	1,185,223			1,130,312

Total liabilities and stockholders’ equity	$3,151,812			$3,073,248

Net interest income		$34,072			$31,470

Net interest spread			4.00%			4.02%

Net interest margin			4.77%			4.48%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

BANCFIRST CORPORATION

CONSOLIDATED AVERAGE BALANCE SHEETS AND INTEREST MARGIN ANALYSES

(Unaudited)

Taxable Equivalent Basis (Dollars in thousands)

	Year Ended December 31,
	2005			2004
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
ASSETS
Earning assets:
Loans (1)	$2,210,737	$149,032	6.74%	$1,981,918	$119,813	6.05%
Securities – taxable	479,781	19,949	4.16	530,340	21,144	3.99
Securities – tax exempt	33,033	2,044	6.19	35,688	2,239	6.27
Federal funds sold	62,853	1,860	2.96	217,602	2,872	1.32

Total earning assets	2,786,404	172,885	6.20	2,765,548	146,068	5.28

Nonearning assets:
Cash and due from banks	150,603			126,747
Interest receivable and other assets	179,185			171,917
Allowance for loan losses	(26,639)			(25,937)

Total nonearning assets	303,149			272,727

Total assets	$3,089,553			$3,038,275

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing liabilities:
Transaction deposits	$379,084	$2,453	0.65%	$432,116	1,255	0.29%
Savings deposits	788,587	14,377	1.82	746,864	8,284	1.11
Time deposits	682,930	17,538	2.57	717,290	12,989	1.81
Short-term borrowings	36,878	1,130	3.06	27,404	332	1.21
Long-term borrowings	5,792	344	5.94	8,819	548	6.21
Junior subordinated debentures	51,804	4,413	8.52	47,540	4,111	8.65

Total interest-bearing liabilities	1,945,075	40,255	2.07	1,980,033	27,519	1.39

Interest-free funds:
Noninterest bearing deposits	831,202			765,011
Interest payable and other liabilities	23,907			24,332
Stockholders’ equity	289,369			268,899

Total interest-free funds	1,144,478			1,058,242

Total liabilities and stockholders’ equity	$3,089,553			$3,038,275

Net interest income		$132,630			$118,549

Net interest spread			4.13%			3.89%

Net interest margin			4.76%			4.29%

(1)	Nonaccrual loans are included in the average loan balances and any interest on such nonaccrual loans is recognized on a cash basis.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date February 17, 2006	/s/ Joe T. Shockley, Jr.
(Signature)
Joe T. Shockley, Jr.
Executive Vice President and Chief Financial Officer;
(Principal Financial Officer)